UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: November 13, 2007

HICKS ACQUISITION COMPANY I, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33704	20-8521842
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

100 Crescent Court, Suite 1200
Dallas, TX		75201
(Address of principal		(Zip code)
executive offices)

(214) 615-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

This Amendment No. 2 on Form 8-K/A amends the Current Report on Form 8-K filed by Hicks Acquisition Company I, Inc. with the Securities and Exchange Commission on October 5, 2007 (as amended by Amendment No. 1 thereto filed with the Securities and Exchange Commission on October 9, 2007, the "Original Report"), to reclassify the redeemable common stock on the balance sheet and statement of stockholders’ equity at October 3, 2007 filed as Exhibit 99.1 to the Original Report.  Revised financial statements reflecting these revisions are attached as Exhibit 99.1 hereto and replace in their entirety the financial statements filed as Exhibit 99.1 to the Original Report. Except for the revision to Exhibit 99.1 described above, no information included in the Original Report is amended by this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Exhibit
3.1#	Amended and Restated Certificate of Incorporation
3.2#	Amended and Restated Bylaws
4.1#	Warrant Agreement, dated as of September 27, 2007, by and between Hicks Acquisition Company I, Inc. and Continental Stock Transfer & Trust Company
10.1#	Investment Management Trust Agreement, dated as of September 27, 2007, by and between Hicks Acquisition Company I, Inc. and Continental Stock Transfer & Trust Company
99.1*	Audited Financial Statements
99.2#	Press release, dated October 3, 2007
99.3#	Press release, dated October 5, 2007

* Filed herewith.

# Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2007 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 13, 2007

Hicks Acquisition Company I, Inc.

	By:	/s/ Joseph B. Armes
Joseph B. Armes
President, Chief Executive Officer
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1#	Amended and Restated Certificate of Incorporation
3.2#	Amended and Restated Bylaws
4.1#	Warrant Agreement, dated as of September 27, 2007, by and between Hicks Acquisition Company I, Inc. and Continental Stock Transfer & Trust Company
10.1#	Investment Management Trust Agreement, dated as of September 27, 2007, by and between Hicks Acquisition Company I, Inc. and Continental Stock Transfer & Trust Company
99.1*	Audited Financial Statements
99.2#	Press release, dated October 3, 2007
99.3#	Press release, dated October 5, 2007

* Filed herewith.

# Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2007 and incorporated herein by reference.